GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Buffered S&P 500 Fund – Jan/Jul

(the “Fund”)

Supplement dated January 3, 2023 to the

Prospectuses dated October 5, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectuses.

As described in the Fund’s Prospectuses, the Fund’s performance is subject to a Cap that represents the maximum percentage return the Fund can achieve for the duration of a six-month Outcome Period. The Fund also seeks to provide a downside Buffer against certain losses over an Outcome Period.

The Fund’s initial Outcome Period will commence on January 1, 2023 and end on June 30, 2023. The Fund’s Cap is based on the cost of providing the Buffer and will differ from one Outcome Period to the next.

The final Cap and Buffer for the Fund for the initial Outcome Period are shown in the tables below. The tables show the Cap and Buffer before and after Fund Fees and Expenses for each share class. The Cap and Buffer will be further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Share Class	Cap (before Fund Fees and Expenses)	Cap (after Fund Fees and Expenses)
Institutional Shares	7.95%	7.60%
Service Shares	7.95%	7.47%

Share Class	Buffer (before Fund Fees and Expenses)	Buffer (after Fund Fees and Expenses)
Institutional Shares	5.00%	4.65%
Service Shares	5.00%	4.52%

The Fund’s Prospectuses are amended to revise all references to the dates associated with the Outcome Period to reflect the initial Outcome Period, to the Cap to reflect the corresponding initial Outcome Period Cap, and to the Buffer to reflect the corresponding initial Outcome Period Buffer, as set forth in the tables above.

This Supplement should be retained with your Prospectuses for future reference.

VITBUFTMPL 01-23